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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  January 24, 2002
                                                   -----------------


                          WORTHINGTON INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

            Ohio                           1-8399                             31-1189815
----------------------------        --------------------         ---------------------------------
  (State of Incorporation)          (Commission File No.)        (IRS Employer Identification No.)

    1205 Dearborn Drive, Columbus, Ohio                                         43085
--------------------------------------------------------         ---------------------------------
   (Address of principal executive offices)                                   (Zip Code)

Registrant's telephone number, including area code                          (614) 438-3210
                                                                 ---------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




























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                          WORTHINGTON INDUSTRIES, INC.

                                      INDEX




                                                                          Page
                                                                          ----

ITEM 5.  OTHER EVENTS AND REGULATION FD.....................................3

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS..................................3

SIGNATURES..................................................................3

























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ITEM 5.  OTHER EVENTS AND REGULATION FD

         This Current Report on Form 8-K is being filed in connection with our recently adopted consolidation plan. Our news release dated January 24, 2002, filed as Exhibit 99 to this report, is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements:

         None

Exhibits:

         The following exhibit is being filed with this Form 8-K:
                                                                           Page
                                                                           ----

                  Exhibit 99 - News Release..................................4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WORTHINGTON INDUSTRIES, INC.

Date:  January 24, 2002         By: /s/ John T. Baldwin
       ----------------            ---------------------------------------------
                                        John T. Baldwin
                                        Vice President & Chief Financial Officer
                                        (On behalf of the Registrant and as
                                        Principal Financial Officer)













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